JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Diversified Equity Portfolio
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated November 15, 2007
to the Prospectuses dated May 1, 2007

The paragraph regarding the Diversified Equity Portfolio under “The Portfolio Managers” heading in “The Portfolio’s Management and Administration” section in each Prospectus is hereby deleted in its entirety and replaced with the following:

Diversified Equity Portfolio

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM; Susan Bao, Vice President of JPMIM; Jacqueline Flake, Managing Director of JPMIM and Helge Skibeli, Managing Director of JPMIM, all of whom are CFA charterholders. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. An employee of the firm since 1997, Ms. Flake has been a portfolio manager since 2006. Prior to her current position, she was an analyst covering the finance and capital market sectors. Mr. Skibeli, an employee since 1990, has been the head of the U.S. Equity Research Group since 2002.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMIT-1107